Exhibit 31.2

BILL BARRETT CORPORATION
PRINCIPAL FINANCIAL OFFICER
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William M. Crawford, certify that:

1.	I have reviewed this annual report on Form 10-K/A for the period ended December 31, 2017, of Bill Barrett Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	March 19, 2018

By:	/s/ William M. Crawford
William M. Crawford
Senior Vice President-Treasury and Finance (Principal Financial Officer)